UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 7, 2014

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code
(225) 388-8011
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

On April 15, 2014, the Company signed a definitive agreement to sell its antioxidant, ibuprofen and propofol businesses and assets to SI Group, Inc. for an undisclosed amount of cash. Included in the transaction are Albemarle’s manufacturing sites in Orangeburg, South Carolina and Jinshan, China, along with Albemarle’s antioxidant product lines manufactured in Ningbo, China. The sale is subject to customary closing conditions and is expected to close later in 2014. In the second quarter of 2014, the Company began accounting for these assets as held for sale. The financial results of the disposal group are being presented as discontinued operations and excluded from segment results.

Exhibit 99.1 to this Current Report on Form 8-K contains the following items from our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 that have been recast for the presentation of discontinued operations described above:

•
Part I, Item 1. Financial Statements (Unaudited). There has been no change to our previously reported Condensed Consolidated Balance Sheets, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity or Condensed Consolidated Statements of Cash Flows for the periods reported herein.

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The information presented in this Current Report on Form 8-K has been updated for the presentation of discontinued operations, and does not reflect events occurring after the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. This Current Report on Form 8-K should be read in conjunction with the Company’s previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the Company’s subsequent filings with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Updates to Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014

Part I, Item 1. Financial Statements (Unaudited)
Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.INS    XBRL Instance Document

101.SCH    XBRL Taxonomy Extension Schema Document

101.CAL    XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF    XBRL Taxonomy Extension Definition Linkbase Document

101.LAB    XBRL Taxonomy Extension Label Linkbase Document

101.PRE    XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2014

ALBEMARLE CORPORATION

By:	/s/ Scott A. Tozier
Scott A. Tozier
Senior Vice President and Chief Financial Officer